UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00203

MASSACHUSETTS INVESTORS TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2016

MASSACHUSETTS INVESTORS TRUST

MIT-ANN

MASSACHUSETTS INVESTORS TRUST

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.3%
Bank of America Corp.	3.6%
Visa, Inc., “A”	2.9%
Alphabet, Inc., “A”	2.6%
Goldman Sachs Group, Inc.	2.5%
Thermo Fisher Scientific, Inc.	2.4%
American Tower Corp., REIT	2.4%
Broadcom Corp.	2.3%
Schlumberger Ltd.	2.3%
Danaher Corp.	2.2%

Equity sectors
Financial Services	23.8%
Health Care	15.3%
Consumer Staples	10.6%
Technology	10.5%
Leisure	7.4%
Special Products & Services	6.6%
Retailing	5.7%
Industrial Goods & Services	4.7%
Energy	4.1%
Basic Materials	4.0%
Utilities & Communications	3.9%
Transportation	1.9%
Autos & Housing	1.0%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Class A shares of the Massachusetts Investors Trust (“fund”) provided a total return of 8.77%, at net asset value. This compares with a return of 11.96% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Management Review – continued

Detractors from Performance

Stock selection in the health care sector was a negative factor for performance relative to the S&P 500 Index. Most notably, the fund’s holdings of specialty pharmaceutical company Valeant Pharmaceuticals International (b)(h) (Canada) detracted from relative returns. Shares of Valeant Pharmaceuticals depreciated following the fallout from political pressure on the company’s drug price strategy and accusations of financial fraud through the company’s unusual and undisclosed arrangement with online pharmacy Philidor. In addition, the fund’s overweight positions in pharmaceutical company Endo International (h) (Ireland), specialty pharmaceutical company Allergan, health services and information technology company McKesson, life sciences supply company Thermo Fisher Scientific and pharmaceutical company Eli Lilly weakened relative performance. Shares of Allergan fell after Pfizer terminated the proposed combination with Allergan following Treasury Department changes to inversion rules.

Stock selection in the consumer staples sector further weighed on relative performance. The fund’s position in food processing company Groupe Danone (France) detracted from relative performance as a result of disappointing like-for-like sales figures at WhiteWave. Danone is trying to close on its acquisition of the company and a stalling growth rate at WhiteWave appeared to have fueled concerns over the deal and top line synergies.

Elsewhere, the fund’s overweight holdings of IT company Cognizant Technology and global payments technology company Visa held back relative performance. Shares of Visa declined during the period due to weaker-than-expected revenue and earnings growth driven by an uncertain international macroeconomic environment, ongoing customer renewal renegotiations that may carry less favorable pricing for higher client incentives and unfavorable foreign exchange rates. Not holding shares of integrated energy company Chevron hurt relative results. The company delivered strong earnings results ahead of market estimates driven by better performance from its downstream operations.

Contributors to Performance

Stock selection and an overweight position in the financial services sector contributed to relative performance during the reporting period. Most notably, the fund’s overweight positions in financial services firms Bank of America, JPMorgan Chase, Goldman Sachs and Morgan Stanley benefited relative performance. Bank of America posted strong results driven by higher-than-expected fee income, a lower-than-anticipated loan loss provision and solid expense management. In addition, shares of many US banks significantly outperformed the market following the US presidential election as investors appeared to have anticipated a more favorable environment with reduced regulation and higher interest rates going forward.

Stocks in other sectors that strengthened relative performance included the fund’s overweight positions in media firm Time Warner, energy exploration and production company EOG Resources, global provider of banking and payment technologies Fidelity National Information Services, broadband communications and networking services company Broadcom and medical equipment manufacturer Stryker. Shares of Time Warner outperformed the benchmark following news of a proposed acquisition of

Management Review – continued

Time Warner by telecommunications services provider AT&T. The stock price was further buoyed after management reported earnings that were above consensus estimates, driven by strong results in the Turner cable networks segment and a favorable tax adjustment. Not holding shares of biotech firm Gilead Sciences also bolstered relative returns.

Respectfully,

Kevin Beatty	Ted Maloney
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 12/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/15/24	8.77%	13.73%	7.05%	N/A
B	9/07/93	7.95%	12.86%	6.28%	N/A
C	7/01/96	7.97%	12.86%	6.28%	N/A
I	1/02/97	9.08%	14.00%	7.36%	N/A
R1	4/01/05	7.98%	12.86%	6.27%	N/A
R2	10/31/03	8.54%	13.43%	6.80%	N/A
R3	4/01/05	8.78%	13.72%	7.07%	N/A
R4	4/01/05	9.06%	13.99%	7.34%	N/A
R6 (formerly Class R5)	6/01/12	9.15%	N/A	N/A	14.11%
529A	7/31/02	8.76%	13.68%	6.95%	N/A
529B	7/31/02	8.26%	12.89%	6.23%	N/A
529C	7/31/02	7.91%	12.82%	6.19%	N/A
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		11.96%	14.66%	6.95%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		2.52%	12.39%	6.42%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		3.95%	12.61%	6.28%	N/A
C With CDSC (1% for 12 months) (v)		6.97%	12.86%	6.28%	N/A
529A With Initial Sales Charge (5.75%)		2.51%	12.35%	6.32%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		4.26%	12.65%	6.23%	N/A
529C With CDSC (1% for 12 months) (v)		6.91%	12.82%	6.19%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, July 1, 2016 through December 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
A	Actual	0.69%	$1,000.00	$1,069.03	$3.59
	Hypothetical (h)	0.69%	$1,000.00	$1,021.67	$3.51
B	Actual	1.46%	$1,000.00	$1,064.82	$7.58
	Hypothetical (h)	1.46%	$1,000.00	$1,017.80	$7.41
C	Actual	1.46%	$1,000.00	$1,065.06	$7.58
	Hypothetical (h)	1.46%	$1,000.00	$1,017.80	$7.41
I	Actual	0.46%	$1,000.00	$1,070.30	$2.39
	Hypothetical (h)	0.46%	$1,000.00	$1,022.82	$2.34
R1	Actual	1.46%	$1,000.00	$1,065.11	$7.58
	Hypothetical (h)	1.46%	$1,000.00	$1,017.80	$7.41
R2	Actual	0.96%	$1,000.00	$1,067.93	$4.99
	Hypothetical (h)	0.96%	$1,000.00	$1,020.31	$4.88
R3	Actual	0.71%	$1,000.00	$1,069.06	$3.69
	Hypothetical (h)	0.71%	$1,000.00	$1,021.57	$3.61
R4	Actual	0.46%	$1,000.00	$1,070.22	$2.39
	Hypothetical (h)	0.46%	$1,000.00	$1,022.82	$2.34
R6 (formerly Class R5)	Actual	0.39%	$1,000.00	$1,070.63	$2.03
	Hypothetical (h)	0.39%	$1,000.00	$1,023.18	$1.98
529A	Actual	0.74%	$1,000.00	$1,068.92	$3.85
	Hypothetical (h)	0.74%	$1,000.00	$1,021.42	$3.76
529B	Actual	1.49%	$1,000.00	$1,064.98	$7.73
	Hypothetical (h)	1.49%	$1,000.00	$1,017.65	$7.56
529C	Actual	1.50%	$1,000.00	$1,064.58	$7.78
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A, Class 529A, and Class 529B shares, this rebate reduced the expense ratios above by 0.02%, 0.02%, and 0.01% respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.5%
Issuer	Shares/Par	Value ($)
Aerospace - 2.6%
Honeywell International, Inc.	873,725	$101,221,041
United Technologies Corp.	441,825	48,432,857

		$149,653,898
Alcoholic Beverages - 2.0%
Diageo PLC	1,799,386	$46,552,086
Pernod Ricard S.A.	649,443	70,380,372

		$116,932,458
Apparel Manufacturers - 2.7%
LVMH Moet Hennessy Louis Vuitton SE	436,312	$83,194,813
NIKE, Inc., “B”	642,101	32,637,993
VF Corp.	824,075	43,964,401

		$159,797,207
Broadcasting - 3.9%
Interpublic Group of Companies, Inc.	1,586,922	$37,149,844
Time Warner, Inc.	849,021	81,955,997
Twenty-First Century Fox, Inc.	2,060,641	57,780,374
Walt Disney Co.	478,082	49,825,706

		$226,711,921
Brokerage & Asset Managers - 3.4%
BlackRock, Inc.	239,090	$90,983,309
Blackstone Group LP	1,657,947	44,814,307
NASDAQ, Inc.	963,878	64,695,491

		$200,493,107
Business Services - 6.6%
Accenture PLC, “A”	1,021,587	$119,658,485
Cognizant Technology Solutions Corp., “A” (a)	2,039,813	114,290,722
Fidelity National Information Services, Inc.	1,420,485	107,445,485
Gartner, Inc. (a)	447,108	45,189,206

		$386,583,898
Cable TV - 2.1%
Comcast Corp., “A”	1,808,587	$124,882,932

Chemicals - 2.6%
Monsanto Co.	939,494	$98,844,164
PPG Industries, Inc.	528,497	50,080,376

		$148,924,540

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 0.7%
Adobe Systems, Inc. (a)	413,278	$42,546,970

Computer Software - Systems - 1.9%
Apple, Inc.	460,738	$53,362,675
Hewlett Packard Enterprise	2,572,052	59,517,283

		$112,879,958
Construction - 1.0%
Sherwin-Williams Co.	220,399	$59,230,027

Consumer Products - 4.8%
Colgate-Palmolive Co.	902,031	$59,028,909
Coty, Inc., “A”	1,118,051	20,471,514
Estee Lauder Cos., Inc., “A”	426,398	32,615,183
Kimberly-Clark Corp.	263,548	30,076,098
Newell Brands, Inc.	2,286,129	102,075,660
Procter & Gamble Co.	393,317	33,070,093

		$277,337,457
Containers - 1.4%
Crown Holdings, Inc. (a)	1,578,227	$82,967,393

Electrical Equipment - 1.5%
AMETEK, Inc.	819,951	$39,849,619
W.W. Grainger, Inc.	208,047	48,318,916

		$88,168,535
Electronics - 3.2%
Broadcom Corp.	749,171	$132,430,958
Texas Instruments, Inc.	757,219	55,254,270

		$187,685,228
Energy - Independent - 1.8%
EOG Resources, Inc.	1,031,346	$104,269,081

Engineering - Construction - 0.7%
Fluor Corp.	729,034	$38,288,866

Food & Beverages - 3.8%
Danone S.A.	1,101,127	$69,696,218
Mead Johnson Nutrition Co., “A”	597,881	42,306,059
Mondelez International, Inc.	2,477,044	109,807,361

		$221,809,638

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - 0.9%
Costco Wholesale Corp.	322,196	$51,586,802

Insurance - 1.2%
Chubb Ltd.	539,759	$71,312,959

Internet - 4.6%
Alphabet, Inc., “A” (a)	191,238	$151,546,553
Alphabet, Inc., “C” (a)	153,544	118,508,330

		$270,054,883
Major Banks - 13.1%
Bank of America Corp.	9,385,547	$207,420,589
Goldman Sachs Group, Inc.	614,089	147,043,611
JPMorgan Chase & Co.	2,877,237	248,276,781
Morgan Stanley	1,764,432	74,547,252
State Street Corp.	500,727	38,916,502
Wells Fargo & Co.	848,227	46,745,790

		$762,950,525
Medical & Health Technology & Services - 0.9%
McKesson Corp.	382,904	$53,778,867

Medical Equipment - 8.8%
Abbott Laboratories	907,133	$34,842,979
Danaher Corp.	1,641,334	127,761,438
Medtronic PLC	1,086,473	77,389,472
St. Jude Medical, Inc.	621,535	49,840,892
Stryker Corp.	675,972	80,988,205
Thermo Fisher Scientific, Inc.	1,009,948	142,503,663

		$513,326,649
Natural Gas - Pipeline - 0.9%
Enterprise Products Partners LP	1,899,931	$51,374,134

Oil Services - 2.3%
Schlumberger Ltd.	1,575,817	$132,289,837

Other Banks & Diversified Financials - 6.1%
Mastercard, Inc., “A”	1,076,860	$111,185,795
U.S. Bancorp	1,406,201	72,236,545
Visa, Inc., “A”	2,174,940	169,688,819

		$353,111,159

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 5.6%
Allergan PLC (a)	386,957	$81,264,840
Eli Lilly & Co.	1,110,683	81,690,735
Johnson & Johnson	893,143	102,899,005
Zoetis, Inc.	1,113,707	59,616,736

		$325,471,316
Railroad & Shipping - 1.9%
Canadian National Railway Co.	1,619,453	$109,151,132

Restaurants - 1.4%
Aramark	1,058,801	$37,820,372
Starbucks Corp.	731,194	40,595,891

		$78,416,263
Specialty Stores - 2.1%
AutoZone, Inc. (a)	65,495	$51,727,296
Ross Stores, Inc.	1,034,867	67,887,275

		$119,614,571
Telecommunications - Wireless - 2.5%
American Tower Corp., REIT	1,347,240	$142,376,323

Utilities - Electric Power - 0.5%
American Electric Power Co., Inc.	497,167	$31,301,634
Total Common Stocks (Identified Cost, $3,787,318,644)		$5,795,280,168

Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $36,341,792)	36,341,792	$36,341,792
Total Investments (Identified Cost, $3,823,660,436)		$5,831,621,960

Other Assets, Less Liabilities - (0.1)%		(5,148,884)
Net Assets - 100.0%		$5,826,473,076

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 12/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,787,318,644)	$5,795,280,168
Underlying affiliated funds, at value (identified cost, $36,341,792)	36,341,792
Total investments, at value (identified cost, $3,823,660,436)	$5,831,621,960
Receivables for
Fund shares sold	5,141,062
Interest and dividends	6,373,755
Receivable from distributor	31,984
Other assets	223,746
Total assets	$5,843,392,507
Liabilities
Payable to custodian	$389,000
Payable for fund shares reacquired	13,980,092
Payable to affiliates
Investment adviser	163,449
Shareholder servicing costs	1,453,692
Program manager fees	51
Payable for independent Trustees’ compensation	102,632
Accrued expenses and other liabilities	830,515
Total liabilities	$16,919,431
Net assets	$5,826,473,076
Net assets consist of
Paid-in capital	$3,765,872,646
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,008,177,969
Accumulated net realized gain (loss) on investments and foreign currency	40,040,703
Undistributed net investment income	12,381,758
Net assets	$5,826,473,076
Shares of beneficial interest outstanding	210,963,064

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,272,858,878	117,128,329	$27.94
Class B	75,916,427	2,790,902	27.20
Class C	295,540,673	11,055,788	26.73
Class I	1,525,636,116	56,036,593	27.23
Class R1	7,879,452	296,359	26.59
Class R2	153,518,364	5,735,536	26.77
Class R3	313,515,409	11,312,099	27.72
Class R4	54,737,040	1,943,757	28.16
Class R6 (formerly Class R5)	114,699,606	4,210,581	27.24
Class 529A	8,826,632	322,949	27.33
Class 529B	474,759	18,296	25.95
Class 529C	2,869,720	111,875	25.65

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $29.64 [100 / 94.25 x $27.94] and $29.00 [100 / 94.25 x $27.33], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 12/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$104,381,235
Interest	345,399
Dividends from underlying affiliated funds	136,193
Other	23,719
Foreign taxes withheld	(1,086,214)
Total investment income	$103,800,332
Expenses
Management fee	$20,349,703
Distribution and service fees	13,520,632
Shareholder servicing costs	6,891,652
Program manager fees	11,134
Administrative services fee	632,427
Independent Trustees’ compensation	118,763
Custodian fee	202,691
Reimbursement of custodian expenses	(128,561)
Shareholder communications	613,839
Audit and tax fees	58,907
Legal fees	62,101
Miscellaneous	399,453
Total expenses	$42,732,741
Reduction of expenses by investment adviser and distributor	(549,101)
Net expenses	$42,183,640
Net investment income	$61,616,692
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$340,752,664
Underlying affiliated funds	(3,807)
Foreign currency	(51,570)
Net realized gain (loss) on investments and foreign currency	$340,697,287
Change in unrealized appreciation (depreciation)
Investments	$78,813,237
Translation of assets and liabilities in foreign currencies	(5,283)
Net unrealized gain (loss) on investments and foreign currency translation	$78,807,954
Net realized and unrealized gain (loss) on investments and foreign currency	$419,505,241
Change in net assets from operations	$481,121,933

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 12/31
	2016	2015
Change in net assets
From operations
Net investment income	$61,616,692	$65,798,931
Net realized gain (loss) on investments and foreign currency	340,697,287	380,368,611
Net unrealized gain (loss) on investments and foreign currency translation	78,807,954	(421,637,891)
Change in net assets from operations	$481,121,933	$24,529,651
Distributions declared to shareholders
From net investment income	$(55,200,053)	$(70,000,108)
From net realized gain on investments	(295,179,066)	(353,335,600)
Total distributions declared to shareholders	$(350,379,119)	$(423,335,708)
Change in net assets from fund share transactions	$(1,478,936,408)	$150,040,101
Total change in net assets	$(1,348,193,594)	$(248,765,956)
Net assets
At beginning of period	7,174,666,670	7,423,432,626
At end of period (including undistributed net investment income of $12,381,758 and $6,259,407, respectively)	$5,826,473,076	$7,174,666,670

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$27.26		$28.82	$27.72	$21.48	$18.68
Income (loss) from investment operations
Net investment income (d)	$0.27	(c)	$0.24	$0.28	$0.25	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	2.12		(0.16)	2.74	6.57	3.32
Total from investment operations	$2.39		$0.08	$3.02	$6.82	$3.57
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.26)	$(0.24)	$(0.21)	$(0.27)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.71)		$(1.64)	$(1.92)	$(0.58)	$(0.77)
Net asset value, end of period (x)	$27.94		$27.26	$28.82	$27.72	$21.48
Total return (%) (r)(s)(t)(x)	8.77	(c)	0.28	10.99	31.90	19.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	(c)	0.72	0.72	0.72	0.77
Expenses after expense reductions (f)	0.71	(c)	0.70	0.71	0.70	0.77
Net investment income	0.97	(c)	0.84	0.97	1.02	1.22
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$3,272,859		$3,273,616	$3,422,330	$3,226,357	$2,530,738

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$26.58		$28.13	$27.11	$21.03	$18.30
Income (loss) from investment operations
Net investment income (d)	$0.06	(c)	$0.02	$0.06	$0.06	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.06		(0.16)	2.67	6.42	3.24
Total from investment operations	$2.12		$(0.14)	$2.73	$6.48	$3.33
Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.03)	$(0.03)	$(0.03)	$(0.10)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.50)		$(1.41)	$(1.71)	$(0.40)	$(0.60)
Net asset value, end of period (x)	$27.20		$26.58	$28.13	$27.11	$21.03
Total return (%) (r)(s)(t)(x)	7.95	(c)	(0.48)	10.13	30.90	18.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	(c)	1.47	1.47	1.47	1.52
Expenses after expense reductions (f)	1.47	(c)	1.46	1.47	1.47	1.52
Net investment income	0.21	(c)	0.07	0.20	0.25	0.46
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$75,916		$83,970	$96,750	$101,260	$90,502

Class C	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$26.15		$27.73	$26.74	$20.76	$18.08
Income (loss) from investment operations
Net investment income (d)	$0.06	(c)	$0.02	$0.06	$0.06	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.03		(0.17)	2.65	6.33	3.21
Total from investment operations	$2.09		$(0.15)	$2.71	$6.39	$3.30
Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.05)	$(0.04)	$(0.04)	$(0.12)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.51)		$(1.43)	$(1.72)	$(0.41)	$(0.62)
Net asset value, end of period (x)	$26.73		$26.15	$27.73	$26.74	$20.76
Total return (%) (r)(s)(t)(x)	7.97	(c)	(0.54)	10.19	30.87	18.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	(c)	1.47	1.47	1.47	1.52
Expenses after expense reductions (f)	1.47	(c)	1.46	1.47	1.47	1.52
Net investment income	0.21	(c)	0.07	0.20	0.25	0.47
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$295,541		$296,096	$301,874	$280,686	$208,695

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$26.59		$28.17	$27.13	$21.04	$18.31
Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.30	$0.34	$0.32	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	2.09		(0.17)	2.69	6.42	3.25
Total from investment operations	$2.41		$0.13	$3.03	$6.74	$3.55
Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.33)	$(0.31)	$(0.28)	$(0.32)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.77)		$(1.71)	$(1.99)	$(0.65)	$(0.82)
Net asset value, end of period (x)	$27.23		$26.59	$28.17	$27.13	$21.04
Total return (%) (r)(s)(x)	9.08	(c)	0.46	11.27	32.17	19.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	(c)	0.47	0.47	0.47	0.52
Expenses after expense reductions (f)	0.48	(c)	0.47	0.47	0.47	0.52
Net investment income	1.21	(c)	1.07	1.21	1.29	1.47
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$1,525,636		$2,804,058	$2,822,535	$2,291,001	$402,328

Class R1	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$26.01		$27.58	$26.61	$20.66	$17.94
Income (loss) from investment operations
Net investment income (d)	$0.05	(c)	$0.02	$0.06	$0.06	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.03		(0.16)	2.63	6.30	3.16
Total from investment operations	$2.08		$(0.14)	$2.69	$6.36	$3.27
Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.05)	$(0.04)	$(0.04)	$(0.05)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.50)		$(1.43)	$(1.72)	$(0.41)	$(0.55)
Net asset value, end of period (x)	$26.59		$26.01	$27.58	$26.61	$20.66
Total return (%) (r)(s)(x)	7.98	(c)	(0.51)	10.16	30.85	18.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	(c)	1.47	1.47	1.47	1.52
Expenses after expense reductions (f)	1.48	(c)	1.47	1.47	1.47	1.52
Net investment income	0.21	(c)	0.07	0.20	0.25	0.53
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$7,879		$9,516	$9,803	$9,351	$7,902

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$26.17		$27.74	$26.75	$20.75	$18.07
Income (loss) from investment operations
Net investment income (d)	$0.19	(c)	$0.16	$0.19	$0.18	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	2.05		(0.17)	2.65	6.35	3.20
Total from investment operations	$2.24		$(0.01)	$2.84	$6.53	$3.40
Less distributions declared to shareholders
From net investment income	$(0.19)		$(0.18)	$(0.17)	$(0.16)	$(0.22)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.64)		$(1.56)	$(1.85)	$(0.53)	$(0.72)
Net asset value, end of period (x)	$26.77		$26.17	$27.74	$26.75	$20.75
Total return (%) (r)(s)(x)	8.54	(c)	(0.03)	10.68	31.56	18.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	(c)	0.97	0.97	0.97	1.02
Expenses after expense reductions (f)	0.97	(c)	0.97	0.97	0.97	1.02
Net investment income	0.71	(c)	0.57	0.70	0.75	0.98
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$153,518		$177,562	$208,074	$212,274	$148,990

Class R3	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$27.05		$28.61	$27.53	$21.34	$18.56
Income (loss) from investment operations
Net investment income (d)	$0.26	(c)	$0.24	$0.27	$0.25	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	2.12		(0.17)	2.73	6.52	3.30
Total from investment operations	$2.38		$0.07	$3.00	$6.77	$3.55
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.25)	$(0.24)	$(0.21)	$(0.27)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.71)		$(1.63)	$(1.92)	$(0.58)	$(0.77)
Net asset value, end of period (x)	$27.72		$27.05	$28.61	$27.53	$21.34
Total return (%) (r)(s)(x)	8.78	(c)	0.26	10.97	31.86	19.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	(c)	0.72	0.72	0.72	0.77
Expenses after expense reductions (f)	0.72	(c)	0.72	0.72	0.72	0.77
Net investment income	0.96	(c)	0.82	0.95	1.00	1.22
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$313,515		$333,089	$390,209	$402,930	$300,611

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$27.45		$29.02	$27.89	$21.61	$18.79
Income (loss) from investment operations
Net investment income (d)	$0.33	(c)	$0.31	$0.35	$0.31	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	2.16		(0.17)	2.77	6.61	3.33
Total from investment operations	$2.49		$0.14	$3.12	$6.92	$3.64
Less distributions declared to shareholders
From net investment income	$(0.33)		$(0.33)	$(0.31)	$(0.27)	$(0.32)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.78)		$(1.71)	$(1.99)	$(0.64)	$(0.82)
Net asset value, end of period (x)	$28.16		$27.45	$29.02	$27.89	$21.61
Total return (%) (r)(s)(x)	9.06	(c)	0.48	11.28	32.17	19.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	(c)	0.46	0.47	0.47	0.52
Expenses after expense reductions (f)	0.47	(c)	0.46	0.47	0.47	0.52
Net investment income	1.20	(c)	1.07	1.21	1.26	1.47
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$54,737		$82,539	$94,154	$113,010	$107,154

Class R6 (formerly Class R5)	Years ended 12/31
	2016		2015	2014	2013	2012 (i)
Net asset value, beginning of period	$26.61		$28.18	$27.14	$21.04	$19.21
Income (loss) from investment operations
Net investment income (d)	$0.35	(c)	$0.33	$0.36	$0.32	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	2.08		(0.17)	2.70	6.44	2.38 (g)
Total from investment operations	$2.43		$0.16	$3.06	$6.76	$2.55
Less distributions declared to shareholders
From net investment income	$(0.35)		$(0.35)	$(0.34)	$(0.29)	$(0.22)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.80)		$(1.73)	$(2.02)	$(0.66)	$(0.72)
Net asset value, end of period (x)	$27.24		$26.61	$28.18	$27.14	$21.04
Total return (%) (r)(s)(x)	9.15	(c)	0.58	11.36	32.28	13.28 (n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.39	(c)	0.38	0.38	0.39	0.43 (a)
Expenses after expense reductions (f)	0.39	(c)	0.38	0.38	0.39	0.43 (a)
Net investment income	1.30	(c)	1.16	1.29	1.23	1.42 (a)
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$114,700		$103,806	$68,711	$41,186	$113

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$26.70		$28.28	$27.24	$21.12	$18.38
Income (loss) from investment operations
Net investment income (d)	$0.25	(c)	$0.23	$0.26	$0.24	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	2.09		(0.18)	2.70	6.46	3.26
Total from investment operations	$2.34		$0.05	$2.96	$6.70	$3.50
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.25)	$(0.24)	$(0.21)	$(0.26)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.71)		$(1.63)	$(1.92)	$(0.58)	$(0.76)
Net asset value, end of period (x)	$27.33		$26.70	$28.28	$27.24	$21.12
Total return (%) (r)(s)(t)(x)	8.76	(c)	0.19	10.96	31.86	19.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	(c)	0.82	0.82	0.82	0.87
Expenses after expense reductions (f)	0.75	(c)	0.74	0.74	0.73	0.82
Net investment income	0.93	(c)	0.80	0.94	0.99	1.17
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$8,827		$7,161	$5,947	$4,897	$3,400

Class 529B	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$25.44		$27.03	$26.12	$20.29	$17.69
Income (loss) from investment operations
Net investment income (d)	$0.12	(c)	$0.01	$0.05	$0.05	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.98		(0.15)	2.58	6.19	3.14
Total from investment operations	$2.10		$(0.14)	$2.63	$6.24	$3.22
Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.07)	$(0.04)	$(0.04)	$(0.12)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.59)		$(1.45)	$(1.72)	$(0.41)	$(0.62)
Net asset value, end of period (x)	$25.95		$25.44	$27.03	$26.12	$20.29
Total return (%) (r)(s)(t)(x)	8.26	(c)	(0.53)	10.14	30.80	18.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	(c)	1.57	1.57	1.57	1.62
Expenses after expense reductions (f)	1.20	(c)	1.50	1.50	1.51	1.57
Net investment income	0.48	(c)	0.04	0.18	0.22	0.41
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$475		$438	$363	$350	$280

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$25.16		$26.75	$25.85	$20.07	$17.51
Income (loss) from investment operations
Net investment income (d)	$0.04	(c)	$0.01	$0.04	$0.05	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.95		(0.17)	2.57	6.13	3.10
Total from investment operations	$1.99		$(0.16)	$2.61	$6.18	$3.18
Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.05)	$(0.03)	$(0.03)	$(0.12)
From net realized gain on investments	(1.45)		(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.50)		$(1.43)	$(1.71)	$(0.40)	$(0.62)
Net asset value, end of period (x)	$25.65		$25.16	$26.75	$25.85	$20.07
Total return (%) (r)(s)(t)(x)	7.91	(c)	(0.58)	10.16	30.84	18.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	(c)	1.57	1.57	1.57	1.62
Expenses after expense reductions (f)	1.52	(c)	1.51	1.52	1.52	1.57
Net investment income	0.16	(c)	0.03	0.16	0.20	0.42
Portfolio turnover	12		18	18	19	30
Net assets at end of period (000 omitted)	$2,870		$2,817	$2,683	$2,845	$2,345

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

Massachusetts Investors Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing

Notes to Financial Statements – continued

service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$5,416,305,547	$—	$—	$5,416,305,547
France	70,380,372	152,891,031	—	223,271,403
Canada	109,151,132	—	—	109,151,132
United Kingdom	—	46,552,086	—	46,552,086
Mutual Funds	36,341,792	—	—	36,341,792
Total Investments	$5,632,178,843	$199,443,117	$—	$5,831,621,960

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $70,380,372 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans

Notes to Financial Statements – continued

collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$55,200,053	$91,349,581
Long-term capital gains	295,179,066	331,986,127
Total distributions	$350,379,119	$423,335,708

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$3,838,191,393
Gross appreciation	2,064,917,611
Gross depreciation	(71,487,044)
Net unrealized appreciation (depreciation)	$1,993,430,567
Undistributed ordinary income	12,458,831
Undistributed long-term capital gain	54,712,808
Other temporary differences	(1,776)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Class A	$29,902,673	$29,793,682	$163,648,623	$159,183,324
Class B	130,656	100,356	3,893,571	4,226,069
Class C	636,029	531,504	15,454,709	14,968,772
Class I	18,340,387	32,926,342	78,363,688	138,489,932
Class R1	17,208	16,852	416,173	485,217
Class R2	1,078,239	1,213,814	8,085,094	9,167,867
Class R3	2,871,833	3,148,327	15,897,535	17,143,278
Class R4	702,929	998,887	2,983,308	4,176,568
Class R6 (formerly Class R5)	1,432,920	1,201,703	5,812,616	4,982,831
Class 529A	78,417	62,102	443,461	343,182
Class 529B	2,482	1,074	24,922	22,666
Class 529C	6,280	5,465	155,366	145,894
Total	$55,200,053	$70,000,108	$295,179,066	$353,335,600

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $618,065 and $8,855 for the year ended December 31, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$8,077,276
Class B	0.75%	0.25%	1.00%	1.00%	783,547
Class C	0.75%	0.25%	1.00%	1.00%	2,919,037
Class R1	0.75%	0.25%	1.00%	1.00%	91,226
Class R2	0.25%	0.25%	0.50%	0.50%	803,022
Class R3	—	0.25%	0.25%	0.25%	795,146
Class 529A	—	0.25%	0.25%	0.23%	19,527
Class 529B	0.75%	0.25%	1.00%	0.68%	3,084
Class 529C	0.75%	0.25%	1.00%	1.00%	28,767
Total Distribution and Service Fees					$13,520,632

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended December 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended December 31, 2016, this rebate amounted to $538,243, $1,173, $2,449, $1,525, $69, and $75 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period February 1, 2016 through June 30, 2016, the 0.75% distribution fee was not imposed for Class 529B shares. Effective July 1, 2016, the 0.75% distribution fee was reinstated for Class 529B shares.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended December 31, 2016, were as follows:

Amount
Class A	$11,590
Class B	72,716
Class C	16,591
Class 529B	—
Class 529C	22

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily

Notes to Financial Statements – continued

net assets for each 529 share class. This waiver agreement will expire on April 30, 2018, unless MFD elects to extend the waiver. For the year ended December 31, 2016, this waiver amounted to $5,567 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended December 31, 2016, were as follows:

	Fee	Waiver
Class 529A	$7,812	$3,906
Class 529B	445	222
Class 529C	2,877	1,439
Total Program Manager Fees and Waivers	$11,134	$5,567

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended December 31, 2016, the fee was $882,448, which equated to 0.0143% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended December 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,009,204.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0103% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent

Notes to Financial Statements – continued

Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $5,995 and the Retirement Deferral plan resulted in an expense of $2,497. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended December 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $75,870 at December 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $25,605 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $12,386 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 150,859 shares of Class I for an aggregate amount of $3,925,344.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year

Notes to Financial Statements – continued

ended December 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $8,210,348 and $21,303,542, respectively. The sales transactions resulted in net realized gains (losses) of $4,037,428.

(4) Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $769,269,200 and $2,503,960,036, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,244,811	$255,273,601	8,234,206	$237,211,045
Class B	274,527	7,357,147	295,370	8,304,043
Class C	1,023,602	27,017,039	1,125,343	31,070,066
Class I	9,768,962	263,967,978	20,995,912	595,399,809
Class R1	52,421	1,360,498	48,271	1,333,088
Class R2	613,024	16,218,950	773,931	21,469,290
Class R3	1,681,917	45,739,570	1,814,309	52,081,924
Class R4	340,776	9,529,748	654,311	19,106,817
Class R6 (formerly Class R5)	745,898	19,662,402	1,741,048	47,980,770
Class 529A	73,518	1,987,958	68,946	1,944,151
Class 529B	2,592	67,893	5,586	153,038
Class 529C	19,974	504,897	20,731	553,500
	23,842,022	$648,687,681	35,777,964	$1,016,607,541

Shares issued to shareholders in reinvestment of distributions
Class A	5,939,935	$167,418,694	5,921,016	$162,534,429
Class B	139,270	3,822,343	154,055	4,117,943
Class C	516,688	13,940,627	500,963	13,177,927
Class I	3,461,907	95,034,091	6,342,205	169,940,940
Class R1	16,160	433,380	19,187	502,069
Class R2	324,550	8,763,716	379,272	9,999,353
Class R3	671,423	18,769,368	739,743	20,156,027
Class R4	126,928	3,603,317	183,517	5,076,857
Class R6 (formerly Class R5)	201,562	5,538,927	178,052	4,773,541
Class 529A	18,925	521,879	15,073	405,284
Class 529B	1,046	27,404	927	23,740
Class 529C	6,243	161,646	5,981	151,359
	11,424,637	$318,035,392	14,439,991	$390,859,469

Notes to Financial Statements – continued

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(18,159,831)	$(504,000,600)	(12,785,042)	$(369,554,302)
Class B	(782,620)	(21,038,888)	(728,726)	(20,528,874)
Class C	(1,806,267)	(47,917,378)	(1,192,354)	(33,134,287)
Class I	(62,636,696)	(1,663,701,663)	(22,107,700)	(625,821,751)
Class R1	(138,060)	(3,635,303)	(57,016)	(1,582,314)
Class R2	(1,985,724)	(52,118,755)	(1,870,095)	(51,914,996)
Class R3	(3,356,590)	(91,791,727)	(3,876,538)	(109,790,328)
Class R4	(1,530,578)	(42,354,687)	(1,075,686)	(30,876,785)
Class R6 (formerly Class R5)	(637,720)	(17,328,620)	(456,238)	(12,997,077)
Class 529A	(37,641)	(1,024,478)	(26,170)	(743,973)
Class 529B	(2,546)	(66,986)	(2,744)	(75,385)
Class 529C	(26,306)	(680,396)	(15,054)	(406,837)
	(91,100,579)	$(2,445,659,481)	(44,193,363)	$(1,257,426,909)

Net change
Class A	(2,975,085)	$(81,308,305)	1,370,180	$30,191,172
Class B	(368,823)	(9,859,398)	(279,301)	(8,106,888)
Class C	(265,977)	(6,959,712)	433,952	11,113,706
Class I	(49,405,827)	(1,304,699,594)	5,230,417	139,518,998
Class R1	(69,479)	(1,841,425)	10,442	252,843
Class R2	(1,048,150)	(27,136,089)	(716,892)	(20,446,353)
Class R3	(1,003,250)	(27,282,789)	(1,322,486)	(37,552,377)
Class R4	(1,062,874)	(29,221,622)	(237,858)	(6,693,111)
Class R6 (formerly Class R5)	309,740	7,872,709	1,462,862	39,757,234
Class 529A	54,802	1,485,359	57,849	1,605,462
Class 529B	1,092	28,311	3,769	101,393
Class 529C	(89)	(13,853)	11,658	298,022
	(55,833,920)	$(1,478,936,408)	6,024,592	$150,040,101

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the

Notes to Financial Statements – continued

fund’s commitment fee and interest expense were $38,832 and $34,290, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	59,679,022	806,812,474	(830,149,704)	36,341,792

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,807)	$—	$136,193	$36,341,792

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Kevin Beatty Ted Maloney

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $352,870,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. However, effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics amended effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and John P. Kavanaugh and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Kavanaugh and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2016 and 2015, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
Massachusetts Investors Trust	47,464	47,464

For the fiscal years ended December 31, 2016 and 2015, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To Massachusetts Investors Trust	0	0	6,727	6,727	0	1,345

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of Massachusetts Investors Trust*	0	186,019	0	0	5,000	5,000

	Aggregate Fees for Non-audit Services
	2016	2015
Fees billed by Deloitte:
To Massachusetts Investors Trust, MFS and MFS Related Entities#	117,239	199,091

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2017

*	Print name and title of each signing officer under his or her signature.